UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                                    Date of Report (Date of earliest event reported): January 18, 2019

ITRONICS INC.

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                                                                                                 Texas                                                                          33-18582                                                                              75-2198369

                                                                                  (State or other jurisdiction                                                     (Commission File                                                                        (IRS Employer

                                                                                        of incorporation)                                                                    Number)                                                                            Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                     89509

                    (Address of Principal Executive Offices)                                         Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

As of December 31, 2018, the Company had 15,351,272 common shares issued and outstanding, compared to 14,917,118 as of September 30, 2018, an increase of 434,154 shares.

As of December 31, 2018, the closing stock price was $1.00 per share, resulting in a market cap of $15,351,272, compared to a closing stock price at December 31, 2017 of $0.3399 and a market cap of $4,402,684, an increase of $10,948,588, or 249%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: January 18, 2019                                                                                                                                                      By: /S/ John W. Whitney

                                                                                                                                                                                                John W. Whitney

                                                                                                                                                                                                President, Treasurer and Director

                                                                                                                                                                                                (Principal Executive and Financial

                                                                                                                                                                                                Officer)